SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K
         Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934

Date of Report (Date of earliest event reported):
                       September 4, 1997.

                 HOME PROPERTIES OF NEW YORK, INC.
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      (Exact name of registrant as specified in its charter)

     Delaware                 0-13136               16-1455126
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(State or other jurisdiction  (Commission        (IRS Employer
 of incorporation)            File Number)    Identification No.)

          850 Clinton Square, Rochester, New York  14604
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       (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (716)246-4150

                          Not Applicable
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  (Former name or former address, if changed since last report.)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     a.   Financial Statements of Businesses Acquired.
          None
     b.   Pro Forma Financial Information.
          None.
     c.   Exhibits
          4 Instruments defining rights of security holders including indentures.

               1. Home Properties of New York, L.P. Second Amended and Restated Agreement of Limited Partnership, dated September 23, 1997.

               2. Home Properties Trust Declaration of Trust, dated September 19, 1997.

          99   Additional Exhibits

               1. Credit Agreement dated as of September 4, 1997 among Home Properties of New York, L.P. and The Chase Manhattan Bank, as Administrative Agent, Chase Securities Inc., as Arranger, Manufacturers and Traders Trust Company, as Co-Agent.

               2. Amendment No. One to Credit Agreement, dated as of September 4, 1997, among Home Properties of New York, L.P. a New York limited partnership , the Lenders party hereto, The Chase Manhattan Bank, as Administrative Agent, and Manufacturers and Traders Trust Company, as Co-Agent.

               3. Promissory Note, dated September 4, 1997 from Home Properties of New York, L.P. to The Chase Manhattan Bank.

               4. Promissory Note, dated September 4, 1997 from Home Properties of New York, L.P. to Manufacturers and Traders Trust Company.

               5. Purchase and Sale Agreement dated July 25, 1997 by and between Home Properties of New York, L.P. and Louis S. and Molly B. Wolk Foundation.

               6. Purchase Agreement, dated April 30, 1997 between Home Properties of New York, L.P. and Briggs Wedgewood Associates, L.P.

               7. Agreement and Plan of Merger, dated July 31, 1997 between Home Properties of New York, L.P. and Chesfield Partnership

               8. Agreement and Plan of Merger, dated July 31, 1997 between Home Properties of New York, L.P. and Valspring Partnership

               9. Agreement and Plan of Merger, dated July 31, 1997 between Home Properties of New York, L.P. and Exmark Partnership

               10.    Agreement and Plan of Merger, dated July 31, 1997
                     between Home Properties of New York, L.P. and New Orleans East Limited Partnership

               11.    Agreement and Plan of Merger, dated July 31, 1997
                     between Home Properties of New York, L.P. and Glenvwk Partnership

               12.    Agreement and Plan of Merger, dated July 31, 1997
                     between Home Properties of New York, L.P. and PK
                     Partnership

               13.    First Amendment to Agreement and Plan of Merger, dated
                     September 1, 1997 between Home Properties of New York, L.P. and PK Partnership and its partners

               14.    First Amendment to Agreement and Plan of Merger, dated
                     September 1, 1997 between Home Properties of New York, L.P. and NOP Corp. and Norpark Partnership

               15.    Contribution Agreement, dated July 31, 1997 between
                     Home Properties of New York, L.P. and Lamar
                     Partnership

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 24, 1997
                              Home Properties of New York, Inc.



                              By:/s/ Amy L. Tait
                                 ------------------------------
                                 Amy L. Tait,
                                 Executive Vice President